UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

Innoveren Scientific, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E Kennedy Blvd, Suite 700 Tampa, FL	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(844) 633-6839

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 28, 2023, Medovex Corp., a Nevada corporation (“Seller”) and the wholly owned subsidiary of Innoveren Scientific, Inc. (the “Innoveren” collectively the “Company”) entered into a Membership Interest And LLCA Rights Redemption Agreement (the “Agreement”) with Medovex, LLC, a Delaware limited liability company (“Medovex”) and the members of Medovex. Pursuant to the Agreement, the Company agreed to transfer its (i) 400,000 Class B membership interests and 140,000 Class C membership interests (collectively, the “Membership Interests”) in Medovex; (ii) the Company’s rights pursuant to the Amended and Restated Limited Liability Company Agreement dated April 2, 2021, including the purchase option rights set out therein (“LLCA Rights” together with the Membership Interest as the “Transferred Rights”); and (iii) the intellectual property related to the Denervex device held by the Company to Medovex (the “IP”). As consideration for the Transferred Rights, the Company shall receive $720,996.72, plus the $92,500 deposit previously paid to the Company.. The Company shall also receive $55,751 upon completion of the transfer of the IP from the Seller to Medovex.. In addition, the Company shall be entitled to receive a 3% royalty on the sale of any products derived from the IP from the sixth anniversary of the transfer to the tenth anniversary. The transaction closed on September 28, 2023.

The following summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed as part of this report:

Item 9.01 Exhibits

Exhibit No.	Description

Exhibit 10.1	Membership Interest And LLCA Rights Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innoveren Scientific, Inc.

Date: October 3, 2023	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer